Document Type	497
Document Period End Date	Dec 31, 2019
Registrant Name	KINETICS MUTUAL FUNDS INC
Central Index Key	0001083387
Amendment Flag	false
Document Creation Date	May 4, 2020
Document Effective Date	May 26, 2020
Prospectus Date	Apr 29, 2020
Entity Inv Company Date	N-1A

Filed Pursuant to Rule 497(c)
1933 Act File No. 333-78275
1940 Act File No. 811-09303

KINETICS MUTUAL FUNDS, INC.

On behalf of Kinetics Mutual Funds Inc. (the “Company”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the definitive form of prospectus dated April 29, 2020 for the Kinetics Alternative Income Fund, Kinetics Internet Fund, Kinetics Global Fund, Kinetics Paradigm Fund, Kinetics Medical Fund, Kinetics Market Opportunities Fund, Kinetics Small Cap Opportunities Fund, Kinetics Multi-Disciplinary Income Fund and the Kinetics Spin-Off and Corporate Restructuring Fund, which was filed pursuant to Rule 497(c) on May 4, 2020. The purpose of this filing is to submit the 497(c) filing dated April 29, 2020 in XBRL for the Kinetics Alternative Income Fund, Kinetics Internet Fund, Kinetics Global Fund, Kinetics Paradigm Fund, Kinetics Medical Fund, Kinetics Market Opportunities Fund, Kinetics Small Cap Opportunities Fund, Kinetics Multi-Disciplinary Income Fund and the Kinetics Spin-Off and Corporate Restructuring Fund.
The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE